Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2023 CNY (¥)	Feb. 28, 2023 USD ($)	Feb. 28, 2022 CNY (¥)	Feb. 28, 2022 USD ($)	Feb. 28, 2021 CNY (¥)
Deferred tax assets:
Less: valuation allowance	¥ (30,521)	$ (4,403)	¥ (27,368)	$ (3,948)	¥ (6,301)
State Administration of Taxation, PRC | Foreign Tax Authority
Deferred tax assets:
Net operating loss carry-forward	8,486	1,224	7,054
Advertising expenses	5,600	808	5,535
Rental	545	79	2,128
Accrued expenses	13,701	1,976	13,168
Property and equipment, net	115	17	119
Allowance for doubtful accounts	3,312	478	2,318
Less: valuation allowance	(30,521)	(4,403)	(27,368)
Total deferred tax assets	1,238	179	2,954
Deferred tax liabilities:
Intangible assets	575	83	725
Right-of-use asset	637	92	2,085
Total deferred tax liabilities	1,212	175	2,810
Net deferred tax assets	¥ 26	$ 4	¥ 144